                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)   May 30, 1995
                                                          ------------

                             CKE RESTAURANTS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                    1-13192                  33-0602639
- ----------------------------        -------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



      1200 North Harbor Boulevard, Anaheim, California             92801
      --------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code (714) 774-5796
                                                         --------------



_______________________________________________________________________________
        (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (a)     Financial statements of business acquired.

                 Not applicable.

         (b)     Pro forma financial information.

                                                                                 Page
                                                                                 ----
                 1.  Pro Forma Consolidated Financial Information                 F-1
                 2.  Unaudited Pro Forma Consolidated Balance Sheets              F-2
                 3.  Unaudited Pro Forma Consolidated Statements of Operations    F-3
                 4.  Notes to Pro Forma Consolidated Financial Information        F-4

         (c)     Exhibits.

               Exhibit No.        Description of Document
               -----------        ------------------------
                 (2)(a)           Agreement to Contribute Assets dated April 5,
                                  1995 between Boston Pacific, Inc. and Boston
                                  West, L.L.C. (together with a list briefly identifying the omitted exhibits, schedules and appendices thereto). The Registrant agrees to provide copies of such exhibits, schedules and appendices to the Commission upon request. [Previously Filed]

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CKE RESTAURANTS, INC.


Date: July 27, 1995                            By:    /s/ JOSEPH N. STEIN
                                                   ---------------------------
                                                        Joseph N. Stein,
                                                     Chief Financial Officer

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

This pro forma financial information should be read in conjunction with the information contained in the Form 8-K filed on May 30, 1995, the date the transaction described below occurred.

The pro forma consolidated balance sheet information set forth below as of January 30, 1995 and May 22, 1995 is based on historical consolidated financial statements of CKE Restaurants, Inc. (the "Company"), adjusted to give effect to the sale of certain Boston West L.L.C. ("Boston West") Class A Membership Units to third party investors as if the sale had occurred on January 30, 1995 and May 22, 1995, respectively. These tables present selected historical consolidated balance sheet items of the Company in the first column, pro forma adjustments in the second column and the pro forma balance sheet amounts in the last column.

The pro forma consolidated statements of operations set forth below are based on the historical consolidated financial statements of the Company, adjusted to give effect to the sale of Boston West Class A Membership Units to third party investors as if the sale had occurred on February 1, 1994. These tables present the historical results of operations of the Company in the first column, pro forma adjustments in the second column and the pro forma results of operations in the last column.

The pro forma financial information does not purport to represent what the Company's financial position or results of operations would actually have been had such transaction actually occurred on February 1, 1994, January 30, 1995, May 22, 1995, or at any future period or date.

                             CKE RESTAURANTS, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                (In thousands)

                                                      January 30, 1995                                   May 22, 1995
                                              --------------------------------------       ---------------------------------------
                                              Historical    Pro forma                      Historical     Pro forma
                                                  CKR     Adjustments(a)   Pro forma           CKR     Adjustments (a)   Pro forma
                                              ----------  --------------   ---------       ----------  ---------------   ---------
ASSETS
Current assets:
Cash and investments                           $ 18,262      $(10,044)     $  8,218         $  8,916      $ (1,266)       $  7,650
Accounts receivable (including related
  party receivables of $1,509 and $1,597,
  respectively)                                  13,920          (849)       13,071           13,455        (1,947)         11,508
Other current assets                             24,642        (2,941)       21,701           27,031        (3,205)         23,826
                                               --------      --------      --------         --------      --------        --------
Total current assets                             56,824       (13,834)       42,990           49,402        (6,418)         42,984

Property and equipment, net                     133,248       (20,162)      113,086          140,001       (19,417)        120,584
Property under capital leases, net               30,515            --        30,515           29,767            --          29,767
Long-term investments                                --        21,732 (b)    21,732               --        21,732 (b)      21,732
Notes receivable and other assets
  (including related party notes receivable
  of $2,109 and $2,166, respectively)            23,774        (2,540)       21,234           23,940        (2,852)         21,088
                                               --------      --------      --------         --------      --------        --------
                                               $244,361      $(14,804)     $229,557         $243,110      $ (6,955)       $236,155
                                               ========      ========      ========         ========      ========        ========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt
  and capital lease obligations                $ 11,749      $    --       $ 11,749         $ 11,993      $     --        $ 11,993
Accounts payable                                 29,754       (13,374)       16,380           16,488        (2,822)         13,666
Other current liabilities                        30,065          (632)       29,433           33,211        (1,161)         32,050
                                               --------      --------      --------         --------      --------        --------
Total current liabilities                        71,568       (14,006)       57,562           61,692        (3,983)         57,709
                                               --------      --------      --------         --------      --------        --------

Long-term debt                                   27,178           440        27,618           36,918        (1,306)         35,612
Capital lease obligations                        42,691            --        42,691           41,892            --          41,892
Other long-term liabilities                      14,450            --        14,450           13,397           189          13,586

Stockholders' equity:
Preferred stock                                      --            --            --               --            --             --
Common stock                                        188            --           188              188            --            188
Additional paid-in capital                       35,119            --        35,119           35,119            --          35,119
Retained earnings                                57,725        (1,238)       56,487           59,013        (1,855)         57,158
Treasury stock                                   (4,558)           --        (4,558)          (5,109)           --          (5,109)
                                               --------      --------      --------         --------      --------        --------
Total stockholders' equity                       88,474        (1,238)       87,236           89,211        (1,855)         87,356
                                               --------      --------      --------         --------      --------        --------
                                               $244,361      $(14,804)     $229,557         $243,110      $ (6,955)       $236,155
                                               ========      ========      ========         ========      ========        ========

                             CKE RESTAURANTS, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands except per share data)

                                                Fiscal Year Ended January 30, 1995         Sixteen Weeks Ended May 22, 1995
                                             ---------------------------------------     -------------------------------------
                                             Historical     Pro forma                    Historical    Pro forma
                                                 CKR      Adjustments(c)   Pro forma        CKR      Adjustments(c)  Pro forma
                                             ----------   --------------   ---------     ----------  --------------  ---------
Revenues:
  Retail sales                                $370,045       $ (5,767)      $364,278      $116,027      $(4,272)      $111,755
  Franchised and licensed restaurants           73,702             --         73,702        21,593           --         21,593
                                              --------       --------       --------      --------      -------       --------
   Total revenues                              443,747         (5,767)       437,980       137,620       (4,272)       133,348
                                              --------       --------       --------      --------      -------       --------

Operating costs and expenses:
  Retail operations:
   Food and packaging                          111,985         (2,296)       109,689        35,889       (1,572)        34,317
   Payroll and other employee benefits         112,177         (2,191)       109,986        33,813       (1,395)        32,418
   Occupancy and other operating expenses       82,172         (1,411)(g)     80,761        25,053         (827)(g)     24,226
                                              --------       --------       --------      --------     --------       --------
                                               306,334         (5,898)       300,436        94,755       (3,794)        90,961

  Franchised and licensed restaurants           69,871             --         69,871        20,656           --         20,656
  Advertising expenses                          20,148           (332)        19,816         6,263         (255)         6,008
  General and administrative expenses           38,792         (2,548)        36,244        10,682       (1,569)         9,113
                                              --------       --------       --------      --------     --------       --------
   Total operating costs and expenses          435,145         (8,778)       426,367       132,356       (5,618)       126,738
                                              --------       --------       --------      --------     --------       --------

Operating income                                 8,602          3,011         11,613         5,264        1,346          6,610

Interest expense                                (9,202)            75 (d)     (9,127)       (2,832)          92 (d)     (2,740)
Other income, net                                2,998         (1,024)(e)      1,974           707         (528)(e)        179
                                              --------       --------       --------      --------     --------       --------

Income before income tax expense                 2,398          2,062          4,460         3,139          910          4,049

Income tax expense                               1,134            825 (f)      1,959         1,224          364 (f)      1,588
                                              --------       --------       --------      --------     --------       --------

Net income                                    $  1,264       $  1,237       $  2,501      $  1,915     $    546       $  2,461
                                              ========       ========       ========      ========     ========       ========


Net income per common share                   $   0.07       $   0.06       $   0.13      $   0.11     $   0.03       $   0.14

Weighted average shares outstanding             18,717         18,717         18,717        18,199       18,199         18,199

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The pro forma consolidated balance sheets give effect to the following pro forma adjustments:

         a. to eliminate the accounts of Boston West, except for the assets retained by the Company and leased to Boston West totaling $2.4 million and $11.8 million as of January 30, 1995 and May 22, 1995, respectively; and

         b.    to record the Company's investment in Boston West.

The pro forma consolidated statements of operations give effect to the following pro forma adjustments:

         c.    to eliminate the accounts of Boston West;

         d. to adjust interest expense related to the reduction in indebtedness by $75,000 and $92,000 for the fiscal year ended January 30, 1995 and the 16-week period ended May 22, 1995, respectively, that would otherwise not have been incurred if the Company had not funded operations of Boston Pacific/Boston West. It is assumed that a portion of the debt incurred by the Company was borrowed to fund portions of the operating cash flow deficits incurred by Boston West. The pro forma consolidated statements of operations were prepared assuming the transaction occurred as of February 1, 1994 and that Boston West funded its development and operations through loans available from Boston Chicken, Inc. As such the Company's related borrowings were eliminated. Interest on the indebtedness is assumed to be at an effective rate of 10% per annum;

         e. to record the Company's 33% share of Boston West's operations totaling $1.022 million and $528,000 for the fiscal year ended January 30, 1995 and the 16-week period ended May 22, 1995, respectively, until the third parties unaffiliated with the Compnay have satisfied their obligations under the terms of the financing of the purchase of the Class A Membership Units;

         f. to adjust the provision for income taxes, using the estimated rate of 40%, to reflect the adjusted consolidated results of operations; and

         g. to record depreciation expense of $87,000 and $254,000 for the fiscal year ended January 30, 1995 and the 16-week period ended May 22, 1995, respectively, on the assets leased to Boston West.

The Company has not reflected the impact of the dividends, if any, to be earned on the Boston West Class B Membership Units or any income earned on the equipment and real property to be leased to Boston West.